Listing Report:Supplement No. 15 dated Oct 16, 2011 to Prospectus dated Oct 07, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Oct 07, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Oct 07, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 523161
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.00%
Term:	60 months

Lender yield:	14.10%	Borrower rate/APR:	15.10% / 16.49%	Monthly payment:	$238.42

Lender servicing fee:	1.00%	Effective Yield*:	14.05%
		Estimated return*:	12.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Sep-1997	Debt/Income ratio:	21%
Credit score:	660-679 (Oct-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	3y 4m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,976	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	No
Screen name:	bold-rate-equation	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	660-679 (May-2010)
Principal balance:	$3,268.31	31+ days late:	0 ( 0% )
Total payments billed:	16
Description
My loan for debt consolidation
Purpose of loan: consolidation of credit debt
This loan will be used to...

My financial situation: Good
I am a good candidate for this loan because...
I have used prosper in the past am never missed a payment
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 531575
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$322.28

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Nov-1990	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Oct-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	1/ 3	Revolving credit balance:	$2,416	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	No
Screen name:	plentiful-point971	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
hardworker1216
Purpose of loan:
This loan will be used to...pay for dental expenses and to pay off my small credit card balances so that I only have one payment other than my rent and car payment

My financial situation:
I am a good candidate for this loan because...I believe that once you make a commitment, you should keep your word. I value my credit rating and have worked very hard to manage my debt and keep my accounts current.

Monthly net income: $3622
Monthly expenses: $
Housing: $1000
Insurance: $70
Car expenses: $511
Utilities: $0
Phone, cable, internet: $45
Food, entertainment: $300
Clothing, household expenses: $100
Credit cards and other loans: $150
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532659
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$324.54

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Oct-1989	Debt/Income ratio:	35%
Credit score:	660-679 (Oct-2011)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	6	Current / open credit lines:	4 / 4	Length of status:	12y 5m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,735	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Bankcard utilization:	94%
		Homeownership:	No
Screen name:	top-currency-tamer	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Watercolor
Purpose of loan:
This loan will be used to...pay off remaining amount on car loan.

My financial situation: Better if car was fully paid for.
I am a good candidate for this loan because...I have never missed a car payment or credit card payment in 6 years. I have budgeted myself very well with my Social Security payments and painting skills.

Monthly net income: $1,947
Monthly expenses: $1,594 total
Housing: $790
Insurance: $15
Car expenses: $294
Utilities: $75
Phone, cable, internet: $110
Food, entertainment: $160
Clothing, household expenses: $25
Credit cards and other loans: $80
Other expenses: $25
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532671
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	12 months

Lender yield:	13.99%	Borrower rate/APR:	14.99% / 20.86%	Monthly payment:	$180.51

Lender servicing fee:	1.00%	Effective Yield*:	13.75%
		Estimated return*:	7.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1998	Debt/Income ratio:	4%
Credit score:	720-739 (Oct-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	2 / 2	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$245	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	undaunted-loyalty899	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small personal loan
Purpose of loan:
This loan will be used to...maintenance on my vehicle

My financial situation:
I am a good candidate for this loan because...I have been employed in the same industry for over 25 years. I have a very secure job, with little to no debt.

Monthly net income: $3800
Monthly expenses: $1100
Housing: $1600
Insurance: $110
Car expenses: $200
Utilities: $50
Phone, cable, internet: $130
Food, entertainment: $100
Clothing, household expenses: $150
Credit cards and other loans: $50
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532697
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$216.36

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Oct-2011)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	1y 8m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$834	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	2%
		Homeownership:	Yes
Screen name:	the-diplomatic-camaraderi	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
wayne
Purpose of loan: home improvement
This loan will be used to...

My financial situation: excellent
I am a good candidate for this loan because...i have agood paying job and great credit

Monthly net income: $4000
Monthly expenses: $2000
Housing: $1034
Insurance: $150
Car expenses: $289
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $00
Clothing, household expenses: $0
Credit cards and other loans: $200
Other expenses: $
200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532713
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$100.71

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1980	Debt/Income ratio:	4%
Credit score:	660-679 (Oct-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	1 / 1	Length of status:	1y 4m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	23	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	ferocious-commitment2	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
walgreen007
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2100
Monthly expenses: $1800
Housing: $450
Insurance: $100
Car expenses: $138
Utilities: $150
Phone, cable, internet: $80
Food, entertainment: $150
Clothing, household expenses: $80
Credit cards and other loans: $600
Other expenses: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532735
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	12.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Dec-1992	Debt/Income ratio:	37%
Credit score:	680-699 (Oct-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	5y 3m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 2	Revolving credit balance:	$4,919	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	108%
		Homeownership:	No
Screen name:	glowing-note5	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
polara
Purpose of loan:
This loan will be used to use for debt consolidation.

My financial situation:
I am a good candidate for this loan because I'm reliable and work hard to make sure I pay my bills on time.

Monthly net income: $ 3,000.00
Monthly expenses: $
Housing: $ 500.00
Insurance: $ 112.00
Car expenses: $ 632.00
Utilities: $ 0
Phone, cable, internet: $ 55.00
Food, entertainment: $ 0
Clothing, household expenses: $ 0
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532739
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-2003	Debt/Income ratio:	17%
Credit score:	680-699 (Oct-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,205	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	83%
		Homeownership:	No
Screen name:	best-camaraderi-holly	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to... credit cards

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532779
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$180.74

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Apr-2002	Debt/Income ratio:	12%
Credit score:	680-699 (Oct-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	0y 0m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,924	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	62%
		Homeownership:	No
Screen name:	elevated-balance1	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small Loan
Purpose of loan:
This loan will be used to... consolidate credit card debt that accumulated after being laid off and unemployed for 8 months.

My financial situation:
I am a good candidate for this loan because... I am now working in a secure job with great income. I also have a high credit score with a history of no late payment

Monthly net income: $ 6,000
Monthly expenses: $
Housing: $ 1,500
Insurance: $ 150
Car expenses: $ 410
Utilities: $ 50
Phone, cable, internet: $ 140
Food, entertainment: $ 400
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532833
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	12.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jun-1991	Debt/Income ratio:	67%
Credit score:	720-739 (Oct-2011)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	14 / 11	Length of status:	15y 3m
Amount delinquent:	$0	Total credit lines:	28	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,878	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Bankcard utilization:	41%
		Homeownership:	No
Screen name:	awesome-market261	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MAZZELL48
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532853
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$324.54

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-2002	Debt/Income ratio:	41%
Credit score:	660-679 (Oct-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	5y 5m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,040	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	86%
		Homeownership:	Yes
Screen name:	loveLIFE_82	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Mom of 2
Purpose of loan:
This loan will be used to...consolidated credit cards

My financial situation:
I am a good candidate for this loan because...I have always paid my debt payments on time and feel my credit history reflects that.

Monthly net income: $1800
Monthly expenses: $
Housing: $907
Insurance: $
Car expenses: $429
Utilities: $55
Phone, cable, internet: $84
Food, entertainment: $100
Clothing, household expenses: $100
Credit cards and other loans: $150
Other expenses: $150(daycare)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532867
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.50%
Term:	36 months

Lender yield:	7.54%	Borrower rate/APR:	8.54% / 8.88%	Monthly payment:	$63.17

Lender servicing fee:	1.00%	Effective Yield*:	7.54%
		Estimated return*:	6.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Apr-1997	Debt/Income ratio:	14%
Credit score:	780-799 (Oct-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 13	Length of status:	13y 1m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,554	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	10%
		Homeownership:	No
Screen name:	builder349	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Vacation fund.
Purpose of loan:
This loan will be used to for vacation.

My financial situation:
I am a good candidate for this loan because I pay my bills. I won't default on this one either.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532891
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$141.00

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-2005	Debt/Income ratio:	47%
Credit score:	740-759 (Oct-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	6y 2m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,871	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	39%
		Homeownership:	Yes
Screen name:	a-impressive-order	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
auto loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 533029
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$86.54

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Mar-1990	Debt/Income ratio:	36%
Credit score:	660-679 (Oct-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	25 / 22	Length of status:	6y 4m
Amount delinquent:	$0	Total credit lines:	67	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$40,093	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	77%
		Homeownership:	No
Screen name:	enlistment478	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
admin asst
Purpose of loan:
This loan will be used to...pay bills

My financial situation:
I am a good candidate for this loan because...i have a good paying job and will have no problem meeting my obligation

Monthly net income: $8000.00
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 533035
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$542.21

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jan-2007	Debt/Income ratio:	20%
Credit score:	660-679 (Oct-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 5	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	7	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,262	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	69%
		Homeownership:	No
Screen name:	restless-credit550	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
JP's Voice Consolidate/Home Improve
Purpose of loan:
This loan will be used to...Consolidate and home improvement

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3800
Monthly expenses: $
Housing: $348
Insurance: $
Car expenses: $
Utilities: $200
Phone, cable, internet: $280
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $600
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 530904
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$322.28

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1991	Debt/Income ratio:	21%
Credit score:	820-839 (Oct-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	21 / 20	Length of status:	11y 4m
Amount delinquent:	$0	Total credit lines:	64	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,601	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	wealth-trident3	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Materials
Purpose of loan:
This loan will be used to... Purchase Material For Contracts

My financial situation:
I am a good candidate for this loan because...I Have Excellent Credit

Monthly net income: $ 6638
Monthly expenses: $2000
Housing: $500
Insurance: $100
Car expenses: $350
Utilities: $250
Phone, cable, internet: $200
Food, entertainment: $300
Clothing, household expenses: $300
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 531038
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$141.00

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-2001	Debt/Income ratio:	14%
Credit score:	640-659 (Oct-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	0y 6m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,395	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Bankcard utilization:	90%
		Homeownership:	No
Screen name:	liberty-taxi1	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
NEED HELP FAST!!!!
Purpose of loan:
This loan will be used for moving expenses into a brand new apartment.

My financial situation:
I am a good candidate for this loan because my new job is a union based job with profitable contributions into the company as well as the employees of the company. CSX prides themselves in sharing thier resources so that others may profit as well grow within the company.

Monthly net income: $1800
Monthly expenses: $800
Housing: $0
Insurance: $213
Car expenses: $317
Utilities: $0
Phone, cable, internet: $100
Food, entertainment: $50
Clothing, household expenses: $0
Credit cards and other loans: $1000 (in total)
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 531436
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.35%
Term:	12 months

Lender yield:	4.65%	Borrower rate/APR:	5.65% / 6.59%	Monthly payment:	$257.72

Lender servicing fee:	1.00%	Effective Yield*:	4.66%
		Estimated return*:	3.31%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jul-1994	Debt/Income ratio:	10%
Credit score:	820-839 (Oct-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	13y 8m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,504	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	22%
		Homeownership:	Yes
Screen name:	heroic-credit1	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
loan for patent
Purpose of loan: to pay to patent an idea
This loan will be used to... pay to patent an idea

My financial situation:
I am a good candidate for this loan because...
I have good credit and I can pay this off in less than a year
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532132
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$161.14

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-2009	Debt/Income ratio:	4%
Credit score:	640-659 (Oct-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	4y 0m
Amount delinquent:	$0	Total credit lines:	3	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$184	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	thorough-generosity943	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
wedding
Purpose of loan: wedding
This loan will be used to...pay for wedding

My financial situation:
I am a good candidate for this loan because...have a stable job

Monthly net income: 5000
Monthly expenses: $250
Housing: $400
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $120
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532308
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.00%
Term:	36 months

Lender yield:	10.10%	Borrower rate/APR:	11.10% / 13.22%	Monthly payment:	$655.72

Lender servicing fee:	1.00%	Effective Yield*:	10.07%
		Estimated return*:	8.07%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-2000	Debt/Income ratio:	79%
Credit score:	720-739 (Oct-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	0y 2m
Amount delinquent:	$0	Total credit lines:	31	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,430	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	46%
		Homeownership:	No
Screen name:	jandj0617	Borrower's state:	Wisconsin	Borrower's group:	Lend2's Group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	26 ( 100% )	720-739 (Latest)
Principal borrowed:	$4,000.00	< 31 days late:	0 ( 0% )	760-779 (Jan-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	26
Description
Consolidating Before Baby Arrives!
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532684
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	12.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	May-2000	Debt/Income ratio:	20%
Credit score:	700-719 (Oct-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	7 / 7	Length of status:	5y 8m
Amount delinquent:	$7,186	Total credit lines:	31	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,982	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Bankcard utilization:	58%
		Homeownership:	Yes
Screen name:	the-thrifty-affluence	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
mr j
Purpose of loan:
Consolidate revolving debt

My financial situation:
I am a good candidate for this loan because...
i have a good credit history and steady employment

Monthly net income: $6500
Monthly expenses: $3000
Housing: $1600
Insurance: $127
Car expenses: $700
Utilities: $150
Phone, cable, internet: $160
Food, entertainment: $300
Clothing, household expenses: $
Credit cards and other loans: $100
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532688
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$180.74

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-1995	Debt/Income ratio:	8%
Credit score:	700-719 (Oct-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	5	Current / open credit lines:	6 / 5	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	35	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,586	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	9	Bankcard utilization:	35%
		Homeownership:	No
Screen name:	kind-sharp-leverage	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
mom4
Purpose of loan:
This loan will be used to...consolidate high interest credit cards

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3800
Monthly expenses: $1778
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532716
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1987	Debt/Income ratio:	13%
Credit score:	660-679 (Oct-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	5	Current / open credit lines:	9 / 8	Length of status:	14y 1m
Amount delinquent:	$898	Total credit lines:	36	Occupation:	Dentist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$507	Stated income:	$100,000+
Delinquencies in last 7y:	18	Bankcard utilization:	31%
		Homeownership:	Yes
Screen name:	first-stable-credit	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Loan for 10k
Purpose of loan: debt consolidation
This loan will be used to...pay off some debt and new deck for house

My financial situation: good
I am a good candidate for this loan because...I have long term employment with good income, and loan payment can be deducted automatically on payday.

Monthly net income: $12000
Monthly expenses: $9027
Housing: $1370
Insurance: $1000
Car expenses: $450
Utilities: $500
Phone, cable, internet: $500
Food, entertainment: $1000
Clothing, household expenses: $250
Credit cards and other loans: $3457
Other expenses: $500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532732
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.80%
Term:	36 months

Lender yield:	12.90%	Borrower rate/APR:	13.90% / 16.06%	Monthly payment:	$170.65

Lender servicing fee:	1.00%	Effective Yield*:	12.85%
		Estimated return*:	9.05%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Nov-1995	Debt/Income ratio:	3%
Credit score:	780-799 (Oct-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$229,787	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	CCO	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan for my Business
Purpose of loan:
This loan will be used to fund my sideline buisness.

My financial situation:
I am a good candidate for this loan because I have a well paying full time position.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532744
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$180.74

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	May-1992	Debt/Income ratio:	26%
Credit score:	760-779 (Oct-2011)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	1	Current / open credit lines:	4 / 4	Length of status:	2y 1m
Amount delinquent:	$205	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,233	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	9%
		Homeownership:	No
Screen name:	loan-performer3	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Mr.Mom
Purpose of loan: Personal debt
This loan will be used to...Payoff personal debt

My financial situation: Good
I am a good candidate for this loan because...I have little debt and few expenses

Monthly net income: $13,200.00
Monthly expenses: $800.00
Housing: $Own
Insurance: $100.00
Car expenses: $Own
Utilities: $100.00
Phone, cable, internet: $100.00
Food, entertainment: $300.00
Clothing, household expenses: $50.00
Credit cards and other loans: $100.00
Other expenses: $50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532748
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$361.47

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1987	Debt/Income ratio:	14%
Credit score:	660-679 (Oct-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 10	Length of status:	23y 7m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,104	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Bankcard utilization:	76%
		Homeownership:	No
Screen name:	the-principal-sculpture	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
rjb2436
Purpose of loan: consolidation
This loan will be used to...payoff small debts and medical obligations.

My financial situation: stable
I am a good candidate for this loan because...i have a steady job wirh no late payments on credit file. also have a side business that generates additional income

Monthly net income: $5000
Monthly expenses: 300
Housing: $paid
Insurance: $150
Car expenses: $100
Utilities: $200
Phone, cable, internet: $160
Food, entertainment: $500
Clothing, household expenses: $200
Credit cards and other loans: $400
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532766
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-2004	Debt/Income ratio:	18%
Credit score:	640-659 (Oct-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 4	Length of status:	8y 6m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	21	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	generosity-victor	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Rob
Purpose of loan:
This loan will be used to...Consolidate my debt and do some home improvements.

My financial situation:
I am a good candidate for this loan because...I have been employed consistantly at the same company for the past 7 1/2 years.I did have some problems with making monthly payments about 3 years ago when my hours were cut down drasticly,but the future looks bright now.I want to consolidate my debt with this loan with hopes of improving my credit score.

Monthly net income: $2400
Monthly expenses: $
Housing: $720
Insurance: $85
Car expenses: $100
Utilities: $133
Phone, cable, internet: $150
Food, entertainment: $150
Clothing, household expenses: $75
Credit cards and other loans: $180
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532816
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$402.85

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Feb-1990	Debt/Income ratio:	17%
Credit score:	680-699 (Oct-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	4y 0m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$29,238	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	3	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	structure276	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Bridge Loan
Purpose of loan:
This short-term loan will be used to pay off an existing 401K plan loan of $10,000 that was used for my home purchase. Once it is paid, I will have the ability to acquire a new 401K loan for the purpose of paying off high interest credit card debt, as well as to re-pay this $10,000 loan. (Under my 401K plan rules, the existing loan must be paid before I can borrow additional funds.)

My financial situation:
I am a good candidate for this loan because I will have the funds to re-pay the loan within 60 days. I have a solid employment history and my objective is to improve my financial situation by eliminating unsecured debt and establishing an excellent credit rating.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532844
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.50%
Term:	36 months

Lender yield:	24.74%	Borrower rate/APR:	25.74% / 29.25%	Monthly payment:	$381.45

Lender servicing fee:	1.00%	Effective Yield*:	24.13%
		Estimated return*:	13.63%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1998	Debt/Income ratio:	17%
Credit score:	600-619 (Oct-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	19y 1m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$7,642	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	93%
		Homeownership:	No
Screen name:	CEEMIKE	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	39 ( 89% )	600-619 (Latest)
Principal borrowed:	$8,500.00	< 31 days late:	4 ( 9% )	640-659 (Sep-2011) 600-619 (Aug-2010) 640-659 (May-2010) 640-659 (Aug-2008)
Principal balance:	$2,167.91	31+ days late:	1 ( 2% )
Total payments billed:	44
Description
My loan for home improvement
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532846
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$271.11

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Oct-1996	Debt/Income ratio:	8%
Credit score:	680-699 (Oct-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 3	Length of status:	5y 0m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$279	Stated income:	$100,000+
Delinquencies in last 7y:	64	Bankcard utilization:	15%
		Homeownership:	Yes
Screen name:	wealth-life-success	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Remodel
This loan will be used for Home Remodeling.

My financial situation:
I am a great candidate for this loan because I have a well established high paying job and I have no debt.

Monthly net income: $8916.00
Monthly expenses: $2,579.99
Housing: $1380
Insurance: $72
Car expenses: $330
Utilities: $402
Phone, cable, internet: $120
Food, entertainment: $600
Clothing, household expenses: $200
Credit cards and other loans: $115
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532856
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$324.54

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Dec-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Oct-2011)	Inquiries last 6m:	4	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	3 / 2	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$4	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	19	Bankcard utilization:	1%
		Homeownership:	No
Screen name:	noble-vigilance2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Deputy
Purpose of loan: Loan consolidation
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2250
Monthly expenses: $1000
Housing: $0
Insurance: $0
Car expenses: $0
Utilities: $50
Phone, cable, internet: $120
Food, entertainment: $80
Clothing, household expenses: $
Credit cards and other loans: $500
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532858
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	36 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 20.20%	Monthly payment:	$144.59

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Dec-1993	Debt/Income ratio:	13%
Credit score:	680-699 (Oct-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 15	Length of status:	13y 3m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,441	Stated income:	$100,000+
Delinquencies in last 7y:	2	Bankcard utilization:	98%
		Homeownership:	Yes
Screen name:	entertaining-liberty3	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New Heater
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 12,000
Monthly expenses: $ 8,000
Housing: $ 2,265
Insurance: $ 500
Car expenses: $ 900
Utilities: $ 900
Phone, cable, internet: $ 400
Food, entertainment: $ 500
Clothing, household expenses: $ 600
Credit cards and other loans: $ 2,000
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532896
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.49%	Borrower rate/APR:	31.49% / 35.13%	Monthly payment:	$324.54

Lender servicing fee:	1.00%	Effective Yield*:	29.09%
		Estimated return*:	14.39%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Oct-2011)	Inquiries last 6m:	0	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	4y 9m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$98,927	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	57%
		Homeownership:	Yes
Screen name:	orderly-wealth744	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan
No description is available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532926
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	8.50%
Term:	36 months

Lender yield:	21.05%	Borrower rate/APR:	22.05% / 25.49%	Monthly payment:	$76.43

Lender servicing fee:	1.00%	Effective Yield*:	20.56%
		Estimated return*:	12.06%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-1992	Debt/Income ratio:	39%
Credit score:	660-679 (Oct-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 4	Length of status:	12y 6m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,270	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	No
Screen name:	a-fund-sage	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	660-679 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	680-699 (May-2010)
Principal balance:	$942.10	31+ days late:	0 ( 0% )
Total payments billed:	16
Description
car repair, consol, current loan
Purpose of loan:
This loan will be used to...pay off current prosper loan and repair my car

My financial situation: full time
I am a good candidate for this loan because...i am in good standing with prosper

Monthly net income: $6,000
Monthly expenses: $2700
Housing: $0
Insurance: 100
Car expenses: $450
Utilities: $200
Phone, cable, internet: $250
Food, entertainment: $1000
Clothing, household expenses: $200
Credit cards and other loans: $1000
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 532948
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.20%
Term:	60 months

Lender yield:	19.56%	Borrower rate/APR:	20.56% / 22.03%	Monthly payment:	$214.45

Lender servicing fee:	1.00%	Effective Yield*:	19.21%
		Estimated return*:	14.01%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-2007	Debt/Income ratio:	3%
Credit score:	720-739 (Oct-2011)	Inquiries last 6m:	7	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 3	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$483	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	3%
		Homeownership:	No
Screen name:	Asimus	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	720-739 (Latest)
Principal borrowed:	$1,000.00	< 31 days late:	0 ( 0% )	720-739 (Aug-2011) 560-579 (Sep-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	3
Description
Bridge Loan
Purpose of loan: Bridge Loan
This loan will be used to... until I receive my 401k loan to make downpayment on house

My financial situation:
I am a good candidate for this loan because... I had a Propser Loan previously and paid back. I am a Prosper Lender as well and plan to pay this back faster than the 5 yrs but would like the flexibility to not have to. This will also improve my credit further.

Yearly net income: $ 70000
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 533002
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	16.50%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$87.10

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	12.67%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Oct-1993	Debt/Income ratio:	23%
Credit score:	700-719 (Oct-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	10 / 11	Length of status:	6y 0m
Amount delinquent:	$1,063	Total credit lines:	26	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$12,800	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	12	Bankcard utilization:	74%
		Homeownership:	Yes
Screen name:	treasure-thinker7	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a small loan
Purpose of loan: pay down debt
This loan will be used to...

My financial situation: My financial situation is just ok this small loan will help me get to a better place
I am a good candidate for this loan because...I am good candidate for this loan because I pay my bills on time and I have the means to repay the load

Monthly net income: $ 77,000
Monthly expenses: $
Housing: $950
Insurance: $220
Car expenses: $550
Utilities: $200
Phone, cable, internet: $113
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $400
Other expenses: $
Information in the Description is not verified.